UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 15, 2003

Unity Wireless Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-30620
(Commission File Number)

91-1940650
(IRS Employer Identification No.)

7438 Fraser Park Dr., Burnaby, British Columbia, Canada V5J 5B9
(Address of principal executive offices and Zip Code)

(800) 337-6642
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

Exhibits

99.1 Press Release issued by the Registrant on July 15, 2003

Item 12. Results of Operations and Financial Condition.

On July 15, 2003 the Registrant issued a press release regarding revenues for the second quarter of 2003. The press release is attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY WIRELESS CORPORATION

/s/ Ilan Kenig
By: Ilan Kenig
Chief Executive Officer and Principal Accounting Officer

Date: July 24, 2003